SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934.

       Date of Report (Date of earliest event reported) December 17, 1993




                     Lincoln Telecommunications Company
             (Exact name of registrant as specified in its charter)

    Nebraska                               2-70020        47-0632436
   (State or other juris-                 (Commission     (IRS Employer
   diction of incorporation)               File Number)   Identification No.)

        1440 M Street, Lincoln, Nebraska                       68508
        (Address of principal executive offices)          (Zip Code)



   Registrant's telephone number, including area code (402) 474-2211




          (Former name or former address, if changed since last report)


                             Page 1 of ______ Pages

                                   No Exhibits

             On December 17, 1993, it was discovered that, following the formation of the Lincoln Telecommunications Company (the "Company") in late 1980 and the reorganization of The Lincoln Telephone and Telegraph Company ("LT&T"), effective February 23, 1981, at which time the common stock of LT&T became wholly-owned by the Company (as described in a Form S-14 Registration Statement filed with the Securities and Exchange Commission on November 25, 1980, File No. 2-70020), LT&T inadvertently failed to continue to file reports required under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") despite having a class of Preferred Stock with over 500 holders of record. The last such report which LT&T filed with the Securities and Exchange Commission was its Annual Report on Form 10-K for the year ended December 31, 1980. On December 22, 1993, the Company notified the Securities and Exchange Commission in writing of this omission and on January 21, 1994, LT&T filed its Annual Report on Form 10-K for the fiscal year ended December 31, 1992 and all Quarterly Reports on Form 10-Q for fiscal year 1993. All holders of LT&T Preferred Stock have received Quarterly and Annual Reports from the Company commencing with the Company's first Quarterly Report on Form 10-Q for the quarter ending March 31, 1981.

             Section 21(a)(3) of the Exchange Act provides that if a violation of the Exchange Act or the rules and regulations thereunder occurs, the Securities and Exchange Commission may bring an action in a United States district court to seek the imposition of a civil penalty of up to $50,000 per violation, or, under certain circumstances, a civil penalty of up to $250,000 per violation. Further, if such violation directly or indirectly resulted in substantial losses or created a significant risk of substantial losses to other persons, such a civil penalty could be up to $500,000 for each violation.

             The Company has no reason to believe that any person, directly or indirectly, incurred substantial losses or was exposed to a significant risk of substantial losses as a result of the omissions described above. Further, the Company does not believe that such omissions were under circumstances which would warrant imposition of a civil penalty of up to $250,000 per violation. The Securities and Exchange Commission has not, to date, expressed a position to the Company or to LT&T with respect to this matter.

   Item 7.   Financial Statements and Exhibits

             (a)  Not applicable

             (b)  Not applicable

             (c)  None

                                    SIGNATURE

             Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LINCOLN TELECOMMUNICATIONS COMPANY



                                 By:  /s/  ROBERT L. TYLER
                                      Robert L. Tyler
                                      Senior Vice President -
                                      Chief Financial Officer


   Dated:    January 21, 1994